SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 10, 2000
                                                 -----------------



                         THE BLACK & DECKER CORPORATION
             (Exact name of registrant as specified in its charter)

        Maryland                     1-1553                     52-0248090
------------------------     ------------------------     ----------------------
(State of Incorporation)     (Commission File Number)     (I.R.S. Employer
                                                          Identification Number)

 701 East Joppa Road, Towson, Maryland                            21286
---------------------------------------                   ----------------------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: 410-716-3900

                                 Not Applicable
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS
As more fully described in Note 17 of Notes to Consolidated Financial Statements included in Item 8 of the Corporation's Annual Report on Form 10-K for the year ended December 31, 1999 ("Note 17"), the Corporation assesses the performance of its reportable business segments based upon a number of factors, including segment profit. For segment reporting purposes, segment assets and elements of segment profit are translated using budgeted rates of exchange. Budgeted rates of exchange are established annually and, once established, all prior period segment data is updated to reflect the translation of segment assets and elements of segment profit at the current year's budgeted rates of exchange. Amounts included in the first table of Note 17 under the captions "Reportable Business Segments", "All Others", and "Corporate, Adjustments, & Eliminations" are reflected at the Corporation's budgeted rates of exchange for 1999. The amounts included in that table under the caption "Currency Translation Adjustments" represent the difference between consolidated amounts determined using the budgeted rates of exchange for 1999 and those determined based upon the rates of exchange applicable under accounting principles generally accepted in the United States.

The Corporation has established budgeted rates of exchange for 2000 and, accordingly, segment data for prior periods has been updated to reflect the translation of segment assets and elements of segment profit at the budgeted rates of exchange for 2000.

For informational purposes, the Corporation has included as Exhibit 99 to this Current Report on Form 8-K selected unaudited supplemental information about its business segments for 1999, 1998 and 1997 updated to reflect the translation of elements of segment profit and certain other segment data at the budgeted rates of exchange for 2000.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
Exhibit 99 Selected unaudited supplemental information about the Corporation's business segments for each of the three years in the period ended December 31, 1999, and for each of the quarters in the years ended December 31, 1999 and 1998.

                         THE BLACK & DECKER CORPORATION

                               S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE BLACK & DECKER CORPORATION


                                            By /s/ STEPHEN F. REEVES
                                               ---------------------
                                                Stephen F. Reeves
                                                Vice President - Finance


THE BLACK & DECKER CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION ABOUT BUSINESS SEGMENTS (Unaudited)
(Millions of Dollars)

                                             Reportable Business Segments
                                   ----------------------------------------------
                                         Power     Hardware   Fastening                        Currency     Corporate,
                                       Tools &       & Home  & Assembly                All  Translation   Adjustments,
Year Ended December 31, 1999       Accessories  Improvement     Systems     Total   Others  Adjustments & Eliminations  Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Sales to unaffiliated customers       $3,135.4      $ 857.7     $ 496.2  $4,489.3  $     -      $  31.2          $   -     $4,520.5
Segment profit (loss) (for
    Consolidated, operating income)      369.8        120.7        82.7     573.2        -          2.9          (39.8)       536.3
Depreciation and amortization             85.4         30.6        15.3     131.3        -          1.0           27.7        160.0
Capital expenditures                     106.0         37.3        26.6     169.9        -           .9             .3        171.1

Year Ended December 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
Sales to unaffiliated customers       $2,840.1      $ 829.8     $ 461.7  $4,131.6  $ 327.6      $ 100.7          $   -     $4,559.9
Segment profit (loss) (for
    Consolidated, operating
    income before restructuring
    and exit costs, write-off of
    goodwill, and gain on sale
    of businesses)                       283.7        122.1        75.3     481.1     16.2          7.4          (20.7)       484.0
Depreciation and amortization             84.3         26.7        13.3     124.3        -          3.3           27.6        155.2
Capital expenditures                      76.6         35.9        16.3     128.8     13.2          2.0            2.0        146.0

Year Ended December 31, 1997
------------------------------------------------------------------------------------------------------------------------------------
Sales to unaffiliated customers       $2,865.1      $ 782.5     $ 453.3  $4,100.9  $ 707.0      $ 132.6          $   -     $4,940.5
Segment profit (loss) (for
    Consolidated, operating income)      282.5        118.1        69.5     470.1     60.4          8.0          (49.2)       489.3
Depreciation and amortization             84.7         24.3        11.9     120.9     24.3          3.0           66.0        214.2
Capital expenditures                     110.7         46.8        15.6     173.1     25.2          2.8            2.0        203.1

     The reconciliation of segment profit to the Corporation's earnings (loss) before income taxes for each of the three years in the period ended December 31, 1999, in millions of dollars, is as follows:

                                                                                           Year Ended December 31,
---------------------------------------------------------------------------------------------------------------------------
                                                                                   1999              1998             1997
---------------------------------------------------------------------------------------------------------------------------
Segment profit for total reportable business segments                            $573.2            $481.1           $470.1

Segment profit for all other businesses                                               -              16.2             60.4

Items excluded from segment profit:

     Adjustment of budgeted foreign exchange rates to
         actual rates                                                               2.9               7.4              8.0

     Depreciation of Corporate property and amortization
         of goodwill                                                              (27.7)            (27.6)           (66.0)

     Adjustment to businesses' postretirement benefit
         expenses booked in consolidation                                          24.8              24.4             23.8

     Adjustment to eliminate net interest and non-operating
         expenses from results of certain operations in Brazil,
         Mexico, Venezuela, and Turkey                                              1.2               4.9              3.6

     Other adjustments booked in consolidation directly
         related to reportable business segments                                  (12.4)            (20.4)           (17.6)

Amounts allocated to businesses in arriving at segment
     profit in excess of (less than) Corporate center operating
     expenses, eliminations, and other amounts identified above                   (25.7)             (2.0)             7.0
---------------------------------------------------------------------------------------------------------------------------
Operating income before restructuring and exit costs, write-
     off of goodwill, and gain on sale of businesses                              536.3             484.0            489.3

Restructuring and exit costs                                                          -             164.7                -

Write-off of goodwill                                                                 -             900.0                -

Gain on sale of businesses                                                            -             114.5                -
---------------------------------------------------------------------------------------------------------------------------
     Operating income (loss)                                                      536.3            (466.2)           489.3

Interest expense, net of interest income                                           95.8             114.4            124.6

Other (income) expense                                                              (.8)              7.7             15.2
---------------------------------------------------------------------------------------------------------------------------
     Earnings (loss) before income taxes                                         $441.3           $(588.3)          $349.5
===========================================================================================================================

                                             Reportable Business Segments
                                   ----------------------------------------------
                                         Power     Hardware   Fastening                        Currency     Corporate,
                                       Tools &       & Home  & Assembly                All  Translation   Adjustments,
Quarter Ended April 4, 1999        Accessories  Improvement     Systems     Total   Others  Adjustments & Eliminations  Consolidated
------------------------------------------------------------------------------------------------------------------------------------
Sales to unaffiliated customers         $625.6      $ 208.8      $126.0  $  960.4   $    -        $18.1          $   -    $   978.5
Segment profit (loss) (for
    Consolidated, operating income)       38.4         25.0        20.9      84.3        -          1.6           (7.5)        78.4
Depreciation and amortization             20.7          8.7         3.9      33.3        -           .4            7.2         40.9
Capital expenditures                      19.3          7.0         3.1      29.4        -           .5             .1         30.0

Quarter Ended July 4, 1999
-----------------------------------------------------------------------------------------------------------------------------------
Sales to unaffiliated customers         $742.2      $ 209.1      $127.3  $1,078.6   $    -        $ 5.6          $   -    $ 1,084.2
Segment profit (loss) (for
    Consolidated, operating income)       84.8         28.0        21.8     134.6        -           .3           (7.8)       127.1
Depreciation and amortization             20.5          8.4         3.8      32.7        -           .2            6.8         39.7
Capital expenditures                      22.9          9.4         5.5      37.8        -            -             .1         37.9

Quarter Ended October 3, 1999
-----------------------------------------------------------------------------------------------------------------------------------
Sales to unaffiliated customers         $769.3      $ 220.1      $119.4  $1,108.8   $    -        $ 1.8          $   -    $ 1,110.6
Segment profit (loss) (for
    Consolidated, operating income)       95.3         33.1        19.5     147.9        -            -          (10.2)       137.7
Depreciation and amortization             18.3          8.0         3.9      30.2        -            -            6.9         37.1
Capital expenditures                      27.3          8.7         7.4      43.4        -           .1              -         43.5

Quarter Ended December 31, 1999
-----------------------------------------------------------------------------------------------------------------------------------
Sales to unaffiliated customers         $998.3      $ 219.7      $123.5  $1,341.5   $    -        $ 5.7          $   -    $ 1,347.2
Segment profit (loss) (for
    Consolidated, operating income)      151.3         34.6        20.5     206.4        -          1.0          (14.3)       193.1
Depreciation and amortization             25.9          5.5         3.7      35.1        -           .4            6.8         42.3
Capital expenditures                      36.5         12.2        10.6      59.3        -           .3             .1         59.7



Quarter Ended March 29, 1998
-----------------------------------------------------------------------------------------------------------------------------------
Sales to unaffiliated customers         $557.1      $ 184.9      $118.3  $  860.3   $127.7        $20.3          $   -    $ 1,008.3
Segment profit (loss) (for
    Consolidated, operating
    income before restructuring
    and exit costs and write-off of
    goodwill)                             29.9         24.3        19.0      73.2      3.7           .6           (7.4)        70.1
Depreciation and amortization             21.8          5.9         3.2      30.9        -           .8            7.1         38.8
Capital expenditures                      17.0          9.2         1.9      28.1      3.5           .4             .2         32.2

Quarter Ended June 28, 1998
-----------------------------------------------------------------------------------------------------------------------------------
Sales to unaffiliated customers         $685.8      $ 209.3      $117.1  $1,012.2   $134.0        $23.5          $   -    $ 1,169.7
Segment profit (loss) (for
    Consolidated, operating
    income before gain on sale
    of businesses)                        64.3         31.1        20.5     115.9      8.1          1.6          (13.3)       112.3
Depreciation and amortization             20.6          6.5         3.6      30.7        -           .9            6.2         37.8
Capital expenditures                      12.5          4.1         4.2      20.8      6.4           .3             .1         27.6

Quarter Ended September 27, 1998
-----------------------------------------------------------------------------------------------------------------------------------
Sales to unaffiliated customers         $704.3      $ 211.0      $107.8  $1,023.1   $ 65.9        $18.7          $   -    $ 1,107.7
Segment profit (loss) (for
    Consolidated, operating
    income before restructuring
    and exit costs and gain on sale
    of businesses)                        71.8         31.2        17.4     120.4      4.4          1.2            2.6        128.6
Depreciation and amortization             19.9          7.0         3.3      30.2        -           .6            7.1         37.9
Capital expenditures                      15.0          9.5         4.8      29.3      3.1           .1             .1         32.6

Quarter Ended December 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------
Sales to unaffiliated customers         $892.9      $ 224.6      $118.5  $1,236.0   $    -        $38.2          $   -    $ 1,274.2
Segment profit (loss) (for
    Consolidated, operating
    income before restructuring
    and exit costs and gain on sale
    of businesses)                       117.7         35.5        18.4     171.6        -          4.0           (2.6)       173.0
Depreciation and amortization             22.0          7.3         3.2      32.5        -          1.0            7.2         40.7
Capital expenditures                      32.1         13.1         5.4      50.6       .2          1.2            1.6         53.6

     The reconciliation of segment profit to the Corporation's earnings (loss) before income taxes for each of the quarters in the years ended December 31, 1999 and 1998, in millions of dollars, is as follows:

                                                                                 Quarter Ended
--------------------------------------------------------------------------------------------------------------------
                                                            April 4,        July 4,       October 3,   December 31,
                                                                1999           1999            1999            1999
--------------------------------------------------------------------------------------------------------------------
Segment profit for total reportable business segments        $  84.3         $134.6           $147.9         $206.4

Segment profit for all other businesses                            -              -                -              -

Items excluded from segment profit:

    Adjustment of budgeted foreign exchange rates to
       actual rates                                              1.6             .3                -            1.0

    Depreciation of Corporate property and amortization
       of goodwill                                              (7.2)          (6.8)            (6.9)          (6.8)

    Adjustment to businesses' postretirement benefit
       expenses booked in consolidation                          8.2            8.4              5.2            3.0

    Adjustment to eliminate net interest and non-operating
       expenses from results of certain operations in Brazil,
       Mexico, Venezuela, and Turkey                              .5             .6               .1              -

    Other adjustments booked in consolidation directly
       related to reportable business segments                  (3.7)            .1             (6.4)          (2.4)

Amounts allocated to businesses in arriving at segment
    profit in excess of (less than) Corporate center operating
    expenses, eliminations, and other amounts identified above  (5.3)         (10.1)            (2.2)          (8.1)
--------------------------------------------------------------------------------------------------------------------
    Operating income                                            78.4          127.1            137.7          193.1

Interest expense, net of interest income                        22.2           22.5             26.2           24.9

Other (income) expense                                          (1.5)            .7               .8            (.8)
--------------------------------------------------------------------------------------------------------------------
    Earnings before income taxes                             $  57.7         $103.9           $110.7         $169.0
====================================================================================================================

                                                                                 Quarter Ended
--------------------------------------------------------------------------------------------------------------------
                                                           March 29,       June 28,    September 27,   December 31,
                                                                1998           1998             1998           1998
--------------------------------------------------------------------------------------------------------------------
Segment profit for total reportable business segments        $  73.2         $115.9           $120.4         $171.6

Segment profit for all other businesses                          3.7            8.1              4.4              -

Items excluded from segment profit:

    Adjustment of budgeted foreign exchange rates to
       actual rates                                               .6            1.6              1.2            4.0

    Depreciation of Corporate property and amortization
       of goodwill                                              (7.1)          (6.2)            (7.1)          (7.2)

    Adjustment to businesses' postretirement benefit
       expenses booked in consolidation                          8.3            8.2              8.2            (.3)

    Adjustment to eliminate net interest and non-operating
       expenses from results of certain operations in Brazil,
       Mexico, Venezuela, and Turkey                             1.4            1.0              1.4            1.1

    Other adjustments booked in consolidation directly
       related to reportable business segments                  (1.4)         (17.6)              .3           (1.7)

Amounts allocated to businesses in arriving at segment
    profit in excess of (less than) Corporate center operating
    expenses, eliminations, and other amounts identified above  (8.6)           1.3              (.2)           5.5
--------------------------------------------------------------------------------------------------------------------
Operating income before restructuring and exit costs, write-
    off of goodwill, and gain on sale of businesses             70.1          112.3            128.6          173.0

Restructuring and exit costs                                   140.0              -             14.2           10.5

Write-off of goodwill                                          900.0              -                -              -

Gain on sale of businesses                                         -           36.5             26.9           51.1
--------------------------------------------------------------------------------------------------------------------
    Operating income (loss)                                   (969.9)         148.8            141.3          213.6

Interest expense, net of interest income                        28.4           29.8             29.1           27.1

Other (income) expense                                           (.3)           2.7              3.8            1.5
--------------------------------------------------------------------------------------------------------------------
    Earnings (loss) before income taxes                      $(998.0)        $116.3           $108.4         $185.0
====================================================================================================================

Basis of Presentation:
     The Corporation operates in three reportable business segments: Power Tools and Accessories, Hardware and Home Improvement, and Fastening and Assembly Systems. The Power Tools and Accessories segment has worldwide responsibility for the manufacture and sale of consumer and professional power tools and accessories, electric cleaning and lighting products, and electric lawn and garden tools, as well as for product service. In addition, the Power Tools and Accessories segment has responsibility for the sale of security hardware to customers in Mexico, Central America, the Caribbean, and South America; for the sale of plumbing products to customers outside the United States and Canada; and for sales of the retained portion of the household products business. The Hardware and Home Improvement segment has worldwide responsibility for the manufacture and sale of security hardware (except for the sale of security hardware in Mexico, Central America, the Caribbean, and South America). It also has responsibility for the manufacture of plumbing products and for the sale of plumbing products to customers in the United States and Canada. The Fastening and Assembly Systems segment has worldwide responsibility for the manufacture and sale of fastening and assembly systems.
     The Corporation also operated several businesses that do not constitute reportable business segments. These businesses included the manufacture and sale of glass container-forming and inspection equipment, as well as recreational and household products. In 1998, the Corporation completed the sale or recapitalization of its glass container-forming and inspection equipment business, Emhart Glass; its recreational products business, True Temper Sports; and its household products business (excluding certain assets associated with the Corporation's cleaning and lighting products) in North America, Central America, the Caribbean, South America (excluding Brazil), and Australia. Because True Temper Sports, Emhart Glass, and the divested household products businesses are not treated as discontinued operations under generally accepted accounting principles, they remain a part of the Corporation's reported results from continuing operations, and the results of operations and financial positions of these businesses have been included in the consolidated financial statements through the dates of consummation of the respective transactions. Amounts relating to these businesses are included in the preceding segment tables under the caption "All Others." The results of the household products business included under the caption "All Others" are based upon certain assumptions and allocations. The household products businesses sold during 1998 were jointly operated with the cleaning and lighting products businesses retained by the Corporation. Further, the Corporation's divested household products businesses in Central America, the Caribbean, South America (excluding Brazil), and
Australia were operated jointly with the Corporation's power tools and accessories businesses. Accordingly, the results of the household products businesses included in the segment tables under the caption "All Others" were determined using certain assumptions and allocations that the Corporation believes are reasonable under the circumstances.
     The Corporation assesses the performance of its reportable business segments based upon a number of factors, including segment profit. In general, segments follow the same accounting policies as those described in Note 1 of the Corporation's Annual Report on Form 10-K for the year ended December 31, 1999, except with respect to foreign currency translation and except as further indicated below. The financial statements of a segment's operating units located outside the United States, except those units operating in highly inflationary economies, are generally measured using the local currency as the functional currency. For these units located outside the United States, segment assets and elements of segment profit are translated using budgeted rates of exchange. Budgeted rates of exchange are established annually and, once established, all prior period segment data is updated to reflect the translation of segment assets and elements of segment profit at the current year's budgeted rates of exchange. The amounts included in the preceding segment tables under the captions "Reportable Business Segments," "All Others," and "Corporate, Adjustments, & Eliminations" are reflected at the

Corporation's budgeted rates of exchange for 2000. The amounts included in the preceding segment tables under the caption "Currency Translation Adjustments" represent the difference between consolidated amounts determined using the budgeted rates of exchange for 2000 and those determined based upon the rates of exchange applicable under accounting principles generally accepted in the United States.
     Segment profit excludes interest income and expense, non-operating income and expense, goodwill amortization, adjustments to eliminate intercompany profit in inventory, and income tax expense. In addition, segment profit excludes restructuring and exit costs and, for 1998, the write-off of goodwill and gain on sale of businesses. For certain operations located in Brazil, Mexico,
Venezuela, and Turkey, segment profit is reduced by net interest expense and non-operating expenses. In determining segment profit, expenses relating to pension and other postretirement benefits are based solely upon estimated service costs. Corporate expenses are allocated to each segment based upon budgeted amounts. No corporate expenses have been allocated to divested businesses. While sales and transfers between segments are accounted for at cost plus a reasonable profit, the effects of intersegment sales are excluded from the computation of segment profit. Intercompany profit in inventory is excluded from segment assets and is recognized as a reduction of cost of sales by the selling segment when the related inventory is sold to an unaffiliated customer. Because the Corporation compensates the management of its various businesses on, among other factors, segment profit, the Corporation may elect to record certain segment-related expense items of an unusual or nonrecurring nature in consolidation rather than reflect such items in segment profit. In addition, certain segment-related items of income or expense may be recorded in consolidation in one period and transferred to the Corporation's various segments in a later period.